UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HUBSPOT, INC.

25 First Street

Cambridge, MA 02141

ADDITIONAL INFORMATION REGARDING

2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 17, 2020

The following Notice of Change of Location to Virtual Meeting Format relates to and supplements the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of HubSpot, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Board for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, June 17, 2020 at 9:00 a.m., Eastern Time.

On May 29, 2020, the Company issued the following press release related to a change to the location of the Annual Meeting. As described below, the Annual Meeting will be held on the same date and at the same time, but will now be held in a virtual-only meeting format.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented by this supplement. This supplement is being filed with the SEC and is being made available to stockholders on or about May 29, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

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HubSpot Announces that Its 2020 Annual Meeting of Stockholders Will be Held in Virtual Format

CAMBRIDGE, MA (May 29, 2020) — HubSpot, Inc. (NYSE: HUBS), a leading growth platform, today announced that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, to support the health and well-being of its directors, employees and stockholders, the location of the Company’s 2020 Annual Meeting of Stockholders (including any adjournments or postponements, the “Annual Meeting”) has been changed to a virtual format only.

As previously announced, the Annual Meeting will be held at 9:00 a.m., Eastern Time, on Wednesday, June 17, 2020. Stockholders will not be able to attend the Annual Meeting in person, but instead will be able to attend virtually. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/HUBS2020 and entering your 16-digit control number found on the voting form that was enclosed with the proxy materials for the Annual Meeting that were previously distributed. If a stockholder encounters any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided.

As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of the Company as of the close of business on April 20, 2020, the record date.

Whether or not a stockholder plans to participate in the live webcast of the Annual Meeting, we urge all stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting that were previously provided to the stockholders. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote stockholder shares in connection with the Annual Meeting.

A notice regarding this change to a virtual meeting format is being filed as additional proxy materials with the Securities and Exchange Commission together with this press release.

About HubSpot

HubSpot (NYSE: HUBS) is a leading growth platform. Since 2006, HubSpot has been on a mission to make the world more inbound. Today, over 78,700 total customers in more than 120 countries use HubSpot’s award-winning software, services, and support to transform the way they attract, engage, and delight customers. Comprised of Marketing Hub, Sales Hub, Service Hub, CMS Hub, and a powerful free CRM, HubSpot gives companies the tools they need to Grow Better.

HubSpot has been named a top place to work by Glassdoor, Fortune, The Boston Globe, and The Boston Business Journal. The company is headquartered in Cambridge, MA with offices in Dublin, Ireland; Singapore; Sydney, Australia; Tokyo, Japan; Berlin, Germany; Bogotá, Colombia; Paris, France; Ghent, Belgium; and Portsmouth, NH.

Learn more at www.hubspot.com.

Investor Relations Contact:

Charles MacGlashing

investors@hubspot.com

Press Contact

Ellie Flanagan

eflanagan@hubspot.com

857-829-5301

***

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2020

Dear Fellow Stockholders:

Due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, to support the health and well-being of HubSpot’s directors, employees and stockholders, notice is hereby given that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of HubSpot, Inc. has been changed. As previously announced, the Annual Meeting will be held on Wednesday, June 17, 2020 at 9:00 a.m., Eastern Time. In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting will be held in a virtual meeting format only. The Annual Meeting will be accessible solely by means of remote communication and stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting that were previously distributed, only stockholders of record at the close of business on April 20, 2020 are entitled to notice of and to vote at the Annual Meeting. You will be able to participate in the annual meeting, vote your shares electronically and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/HUBS2020 and entering your 16-digit control number found on the voting form that was enclosed with the proxy materials for the Annual Meeting that were previously distributed. If a stockholder encounters any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided. Whether or not you plan to participate in the live webcast of the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By Order of the Board of Directors,

John P. Kelleher
General Counsel and Secretary

Cambridge, Massachusetts
May 29, 2020